Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

Payment Milestone Updates (Schedule C-1)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00036 DATE OF CHANGE ORDER: 19-Jun-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

The Parties hereby agree that Schedule C-1 (“Aggregate Labor and Skills Price Milestone Payment Schedule”) of Attachment C (“Payment Schedule for Stage 3”) of the Agreement is amended as follows:

Month No.	Milestone	Description	Milestone Achievement Criteria	Cumulative Value	Milestone Value
~~ALS5.3~~
~~ALS14.3~~
16	ALS16.10	Fire proofing work starts	Progress report or equivalent showing start of construction process	[***]	[***]
21	ALS21.10	Finish Fire proofing work (90% complete) Train 1	Progress report or equivalent shows 90% of non-repair budget completed	[***]	[***]
25	ALS25.8	Finish Fire proofing work (90% complete) Train 2	Progress report or equivalent shows 90% of non-repair budget completed	[***]	[***]
28	ALS28.13	Finish Fire proofing work (90% complete) Train 3	Progress report or equivalent shows 90% of non-repair budget completed	[***]	[***]
30	ALS30.13	Finish Fire proofing work (90% complete) Train 4	Progress report or equivalent shows 90% of non-repair budget completed	[***]	[***]
32	ALS32.9	Finish Fire proofing work (90% complete) Train 5	Progress report or equivalent shows 90% of non-repair budget completed	[***]	[***]
34	ALS34.4	Finish Fire proofing work (90% complete) Train 6	Progress report or equivalent shows 90% of non-repair budget completed	[***]	[***]
36	ALS26.4	Finish Fire proofing work (90% complete) Train 7	Progress report or equivalent shows 90% of non-repair budget completed	[***]	[***]

Month No.	Milestone	Description	Milestone Achievement Criteria	Cumulative Value	Milestone Value
~~ALS5.2~~
~~ALS15.2~~
16	ALS16.4	Equipment insulation work starts	Progress report or equivalent showing start of construction progress	[***]	[***]
24	ALS24.4	Finish Equipment insulation work (90% complete) Train 1	Progress report or equivalent shows 90% complete of forecasted quantity earned	[***]	[***]
28	ALS28.4	Finish Equipment insulation work (90% complete) Train 2	Progress report or equivalent shows 90% complete of forecasted quantity earned	[***]	[***]
31	ALS31.3	Finish Equipment insulation work (90% complete) Train 3	Progress report or equivalent shows 90% complete of forecasted quantity earned	[***]	[***]
33	ALS33.6	Finish Equipment insulation work (90% complete) Train 4	Progress report or equivalent shows 90% complete of forecasted quantity earned	[***]	[***]
35	ALS35.7	Finish Equipment insulation work (90% complete) Train 5	Progress report or equivalent shows 90% complete of forecasted quantity earned	[***]	[***]
37	ALS37.7	Finish Equipment insulation work (90% complete) Train 6	Progress report or equivalent shows 90% complete of forecasted quantity earned	[***]	[***]
39	ALS39.9	Finish Equipment insulation work (90% complete) Train 7	Progress report or equivalent shows 90% complete of forecasted quantity earned	[***]	[***]

Month No.	Milestone	Description	Milestone Achievement Criteria	Cumulative Value	Milestone Value
24	ALS13.2	50% complete or structural concrete Train 1	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
28	ALS17.2	50% complete or structural concrete Train 2	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
32	ALS20.2	50% complete or structural concrete Train 3	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
35	ALS22.1	50% complete or structural concrete Train 4	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
37	ALS24.7	50% complete or structural concrete Train 5	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
40	ALS26.8	50% complete or structural concrete Train 6	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
42	ALS28.9	50% complete or structural concrete Train 7	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
18	ALS7.4	50% Complete of sitework (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
32	ALS21.1	Finish sitework (90% complete) Train 1 (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
15	ALS25.1	Finish sitework (90% complete) Train 2 (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
18	ALS28.1	Finish sitework (90% complete) Train 3 (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
28	ALS30.1	Finish sitework (90% complete) Train 4 (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
33	ALS32.1	Finish sitework (90% complete) Train 5 (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
33	ALS24.1	Finish sitework (90% complete) Train 6 (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
38	ALS26.1	Finish sitework (90% complete) Train 7 (site preparation, rough grade and drainage)	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]
25	ALS20.1	Finish structural concrete for (90% complete) Train1	Progress report or equivalent shows 50% complete of forecasted quantity earned	[***]	[***]

Summary of changes
1	Merge ALS5.3, ALS14.3 and ALS16.10 into ALS16.10
2	Merge ALS5.2 and ALS16.4 into ALS16.4
3	Various Milestone Achievement Criteria descriptions amended
4	The Descriptions of fireproofing and equipment insulation items are amended

Adjustment to Contract Price
1. The original Contract Price was ............................................................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00035) ...............................	$143,669,244
3. The Contract Price prior to this Change Order was .............................................................................	$5,627,669,244
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ............	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of ...	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ...............................................................................................................................................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of .........................................................................................................................................	$0
8. The new Contract Price including this Change Order will be ...............................................................	$5,627,669,244

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Y

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ NT Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP, Engineering & Construction

BECHTEL ENERGY INC.

By:	/s/ Nirav Thakkar
Name:	Nirav Thakkar for Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

GEOTECHNICAL SOILS INVESTIGATION PERIOD & SECURITY DIVISION OF RESPONSIBILITY CHANGE

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00037 DATE OF CHANGE ORDER: 20-Jun-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.GEOTECHNICAL SOILS INVESTIGATION PERIOD

1.1    In accordance with Section 2.5B.2(i) of the Agreement (“Conditions of the Site and the Supporting Real Estate”), the Parties agree the Contract Price is increased by Seventeen Million, Seven Hundred and Sixty-Four Thousand, Two Hundred and Thirty-Five U.S. Dollars (U.S. $17,764,235) to address Contractor’s increased costs to perform the Work owing to the discovery of subsurface conditions that differs from the Soils Data;

1.2    Parties agree that Contractor shall not be entitled to any further relief with respect to the Soils Investigation Period under Section 2.5B.2(i) of the Agreement;

1.3    For the avoidance of doubt, the Guaranteed Dates are unchanged;

1.4    While implementing Trencher Method DMM, Contractor shall not cut and mix at plant elevation below approximately 95 feet. Contractor shall make reasonable efforts to minimize waste, which such waste shall be addressed in accordance with the EPC Agreement;

1.5    A general illustration of Zone 2 DMM is provided in Attachment 1 of this Change Order; and

1.6    The cost summary for the Geotechnical Soils Investigation Period is provided in Exhibit A of this Change Order.

2.    SITE SECURITY DIVISION OF RESPONSIBILITY CHANGE

2.1    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor will assume the additional responsibility for the overall security of the Supporting Real Estate;

2.2    The Parties agree the Contract Price is increased by Four Million, Two Hundred and Thirty-Five Thousand, Seven Hundred and Sixty-Five U.S. Dollars (U.S. $4,235,765);

2.3    Accordingly, Section 6.5A of Attachment A of the EPC Agreement is amended to add the words “and Supporting Real Estate”, as follows:

“Contractor shall be responsible at all times for the overall security at the Site and the Supporting Real Estate until Substantial Completion of all Trains, provided however that once a Train is turned over to Owner at Substantial Completion in accordance with the Agreement, Owner shall be responsible for security of that Train, associated equipment and area (e.g. OSBL, Flare). Adequate fencing and security devices shall be provided and maintained. The Contractor shall employ sufficient security personnel to monitor and control the Site entrances, perimeter fencing and secure areas at all times and to carry out random searches of vehicle arriving or leaving the Site. Adequate security lighting of the Site shall be provided.”; and

2.4    The cost summary for the Site Security Division of Responsibility Change is provided in Exhibit B of this Change Order.

3.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00036)……………........	$143,669,244
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,627,669,244
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of .............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………….....................	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………...................	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,649,669,244

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

POWER MONITORING SYSTEM (ETAP HMI)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00038 DATE OF AGREEMENT: March 1, 2022 DATE OF CHANGE ORDER: 29-Jun-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree this Change Order:

1.1    Incorporates into the scope of work Owner’s request for Contractor to reconfigure the Power Monitoring System’s ETAP servers and gateways and supply and install the ETAP HMI.

2.Separately, this Change order includes a $75,089.00 credit, as an agreed reconciliation to Change Order CO-00023 EFG Package #2.

3.The cost summary is provided in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00037)................................	$165,669,244
3. The Contract Price prior to this Change Order was ………………………………………..................	$5,649,669,244
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………......	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………......................	[***]
8. The new Contract Price including this Change Order will be …………………………………….......	$5,650,827,463

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP, E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

EFG FIREWATER CONNECTION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00039 DATE OF CHANGE ORDER: 30-Jun-2023 DATE OF AGREEMENT: March 1, 2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor shall provide an additional firewater connection on the main firewater header near Train 2, to run under the main North/South Firewater Piperack and located on the Northern side of the EFG plot, to allow for a firewater loop around the EFG area.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    An illustrative scope sketch is provided in Attachment 1 of this Change Order.

4.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………….…...	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00038)……..…………….	$166,827,463
3. The Contract Price prior to this Change Order was ………………………………………………......	$5,650,827,463
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of…	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………….....................	[***]
8. The new Contract Price including this Change Order will be …………………………………….....	$5,651,451,690

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President